TRADE ACCOUNTS RECEIVABLE, NET	12 Months Ended
Dec. 31, 2015
TRADE ACCOUNTS RECEIVABLE, NET [Abstract]
TRADE ACCOUNTS RECEIVABLE, NET
TRADE ACCOUNTS RECEIVABLE, NET

Trade accounts receivable are stated net of a provision for doubtful accounts. Movements in the provision for doubtful accounts in the three years ended December 31, 2015 may be summarized as follows:

(in thousands of $)
Balance at December 31, 2012	12,081
Additions charged to income	226
Deductions credited to income	(2,990)
Balance at December 31, 2013	9,317
Deductions credited to income	(1,883)
Balance at December 31, 2014	7,434
Additions charged to income	512
Balance at December 31, 2015	7,946

Of the provision for doubtful accounts at December 31, 2015, $7.4 million relates to two VLCC charters, which were terminated in 2012.

In March, June, October and December 2014, we received $9.7 million, $3.2 million, $3.3 million and $3.1 million, respectively, as full settlement of claims for unpaid charter hire and damages for Golden Zhejiang. $1.9 million of the amount received in March 2014 related to unrecognized time charter revenue in respect of services previously rendered and the corresponding provision for doubtful accounts was credited income. The balance of the amount received in March and the remaining amounts were recorded as other operating income.

In December 2013, we received $756,000 from Sanko Steamship Co. Ltd., or Sanko, as a partial settlement for a $17 million claim for unpaid charter hire and claims of the Battersea. This amount was recorded as time charter income in the fourth quarter of 2013. Trade accounts receivable of $3.0 million and a provision for doubtful accounts in the same amount were written off.